POWERTRADER, INC.

                             1996 STOCK OPTION PLAN


                                    ARTICLE I

                  Purpose, Scope and Administration of the Plan

         1.1 Purpose. The purpose of this 1996 Stock Option Plan is to promote the long-term success of PowerTrader, Inc. ("PowerTrader"), and its subsidiaries and to encourage growth in stockholder value by providing financial incentives to selected officers, employees, consultants and advisers who are in positions to make significant contributions toward that success.

         1.2 Definitions. Unless the context clearly indicates otherwise, for purposes of this Plan:

                  (a) "Board of Directors" means the Board of Directors of PowerTrader.

                  (b) "Cause" as such term relates to the termination of any person means the occurrence of one or more of the following: (i) such person is convicted of, pleads guilty to, or confesses to any felony or any act of fraud, misappropriation or embezzlement which has an immediate and adverse effect on the Company, as determined by the Board of Directors in good faith in its sole discretion, (ii) such person engages in a fraudulent act to the damage or prejudice of the Company or in conduct or activities damaging to the property, business or reputation of the Company, all as determined by the Board of Directors in good faith in its sole discretion, (iii) any act or omission by such person involving malfeasance or negligence in the performance of such person's duties to the Company to the detriment of the Company, as determined by the Board of Directors in good faith in its sole discretion, which has not been corrected by such person to the satisfaction of the Board of Directors within thirty (30) days after written notice from the Company of any such act or omission; (iv) failure by such person to comply in any material respect with the terms of such person's employment, consulting or other similar agreement, if any, or any written policies or directives of the Board of Directors as determined by the Board of Directors in good faith in its sole discretion, which has not been corrected by such person to the satisfaction of the Board of Directors within thirty (30) days after written notice from the Company of such failure, or (v) breach by such person of such person's noncompetition agreement with the Company, if any, as determined by the Board of Directors in good faith in its sole discretion.

                  (c) "Common Stock" means the Common Stock of PowerTrader, $0.01 par value per share, or such other class of shares or other securities to which the provisions of the Plan may be applicable by reason of the operation of
Section 3.1 hereof.



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                    (d)  "Company"  means  PowerTrader  and  any  subsidiary  of
PowerTrader, including subsidiaries of PowerTrader which become such after adoption of this Plan.

                  (e) "Fair Market Value" of a share of Common Stock on a specified date means: the average of the daily closing prices for the ten consecutive trading days immediately preceding such specified date. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such date, the closing bid price regular way, in either case on the principal national securities exchange (including, for purposes hereof, the Nasdaq National Market and the Nasdaq SmallCap Market (on which the Common Stock is listed or admitted to trading) or, if the Common Stock is not listed or admitted to trading on any national securities exchange the highest reported bid price for the Common Stock as reported by the National Association of Securities Dealers, Inc. through the OTC Bulletin Board. If on any specified date, the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted on the Nasdaq OTC Bulletin Board, the Fair Market Value of a share of Common Stock on such date shall be determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive absent manifest error.

                    (f)  "Grant  Date," as used  with  respect  to a  particular
Option, means the date as of which the Option is granted by the Board of Directors pursuant to the Plan.

                    (g) "Grantee" means the person to whom an Option is granted by the Board of Directors pursuant to the Plan.

                    (h) "Option" means an Option granted by the Board of Directors pursuant to Article II to purchase shares of Common Stock.

                    (i)  "Option   Agreement"   means  the   agreement   between
PowerTrader and a Grantee under which the Grantee is granted an Option pursuant to the Plan.

                    (j) "Option Period" means, with respect to any Option granted hereunder, the period beginning on the Grant Date and ending at such time not later than the tenth anniversary of the Grant Date as the Board of Directors in its sole discretion shall determine and during which the Option may be exercised.

                    (k) "Plan" means the PowerTrader, Inc., 1996 Stock Option Plan as set forth herein and as amended from time to time.

         1.3      Aggregate Limitation.

                    (a) The maximum number of shares of Common Stock with respect to which Options may be granted shall not exceed a total of 750,000 shares in the aggregate, subject to possible adjustment in accordance with
Section 3.1.

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                  (b) Any shares of Common Stock to be delivered by  PowerTrader upon the exercise of an Option shall, at the discretion of the Board of Directors, be issued from PowerTrader's authorized but unissued shares of Common Stock or transferred from any available Common Stock held in treasury.

                  (c) The Board of Directors may grant new Options hereunder with respect to any shares for which an Option expires or otherwise terminates prior to being exercised.

         1.4      Administration of the Plan.

                  (a) The Plan shall be administered by the Board of Directors, which shall have the authority:

                           (i) To determine the officers, employees, consultants
                  and advisers of the Company to whom, and the times at which, Options shall be granted, and the number of shares of Common Stock to be subject to each such Option, taking into consideration the nature of the services rendered by the particular Grantee, the Grantee's potential contribution to the long-term success of the Company and such other factors as the Board of Directors in its discretion may deem relevant;

                           (ii) To interpret and construe the provisions of the Plan and to establish rules and regulations relating to it;

                           (iii) To prescribe  the terms and  conditions  of the
                  Option Agreements for the grant of Options (which need not be identical for all Grantees) in accordance and consistent with the requirements of the Plan; and

                           (iv) To make all other  determinations  necessary  or
                  advisable to administer the Plan in a proper and effective manner.

                  (b) All decisions and determinations of the Board of Directors in the administration of the Plan and on other matters concerning the Plan or any Option shall be final, conclusive and binding on all persons, including (but not by way of limitation) the Company, the stockholders and directors of PowerTrader, and any persons having any interest in any Options. The Board of Directors shall be entitled to rely in reaching its decisions on the advice of counsel (who may be counsel to the Company).

         1.5 Eligibility for Awards. The Board of Directors shall in accordance with Articles II and III designate from time to time the officers, employees, consultants and advisers of the Company who are to be granted Options.

          1.6  Effective  Date and  Duration  of Plan.  The  Plan  shall  become

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effective  January  1,  1997.  Unless  previously  terminated  by the  Board  of
Directors, the Plan (but not any Options then outstanding) shall terminate on the tenth anniversary of its adoption by the Board of Directors.

                                   ARTICLE II

                                  Stock Options

         2.1 Grant of Options. The Board of Directors may from time to time, subject to the provisions of the Plan, grant Options to officers, employees, consultants and advisers of the Company under appropriate Option Agreements to purchase shares of Common Stock up to the aggregate number of shares of Common Stock set forth in Section 1.3(a).

         2.2      Option Requirements.

                  (a) An Option shall be evidenced by an Option Agreement specifying the number of shares of Common Stock that may be purchased upon its exercise and containing such other terms and conditions consistent with the Plan as the Board of Directors may determine to be applicable to that Option.

                  (b) No Option shall be granted under the Plan on or after the tenth anniversary of the effective date of the Plan.

                  (c) An Option shall expire by its terms at the expiration of the Option Period and shall not be exercisable thereafter.

                  (d) The Board of Directors may provide in the Option Agreement for the expiration or termination of the Option prior to the expiration of the Option Period, upon the occurrence of any event specified by the Board of Directors.

                  (e) The option price per share of Common Stock shall not be less than the Fair Market Value of a share of Common Stock on the Grant Date.

                  (f) An option shall not be transferable other than by will or the laws of descent and distribution. During the Grantee's lifetime an option shall be exercisable only by the Grantee or, if the Grantee is disabled and the option remains exercisable, by his or her duly appointed guardian or other legal representative. Upon the Grantee's death, but only to the extent that the option is exercisable hereunder, an option may be exercised by the Grantee's legal representative or by a person who received the right to exercise the option under the Grantee's will or by the applicable laws of descent and distribution. Notwithstanding the foregoing, the Board of Directors may provide in an option agreement that the Grantee may transfer, without consideration for the transfer, such option to members of his immediate family, to trusts for the benefit of such family members, to corporations, partnerships or other entities in which

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such  family  partners  are  the  only  beneficial   owners,  or  to  charitable
organizations, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of the Plan and the applicable Option Agreement.

                  (g) An Option and all unexercised rights thereunder shall expire and terminate automatically upon the earliest of: (i) the date which is one year following the date on which the Optionee's employment by (or other business relationship with) the Company ceases due to death or disability; (ii) the date on which the Optionee's employment by (or business relationship with) the Company is terminated for Cause; (iii) the date which is three months following the date on which the Optionee's service with the Company ceases for any reason other than death, disability or Cause; and (iv) the date of expiration of the Option determined by the Board at the time the Option is granted and specified in such Option.

         2.3      Vesting; Election to Exercise.

                  (a) Unless otherwise determined by the Board of Directors, the shares of Common Stock subject to an Option shall vest, in equal yearly installments of twenty-five percent (25%) of the total number of represented shares, beginning on the first anniversary date of the Grant Date of the Option. Upon the shares vesting, the portion of the Option that represents the vested shares shall become immediately exercisable and remain exercisable until the expiration of the Option Period, unless otherwise determined by Section 2.2(g).

                  (b) A person electing to exercise an Option or any portion thereof shall give written notice of election to PowerTrader in such form as the Board of Directors may require, accompanied by payment of the full purchase price of the shares of Common Stock for which the election is made. Payment of the purchase price shall be made in cash or in such other form as the Board of Directors may specify, which may include shares of Common Stock valued at their Fair Market Value on the date of exercise of the option.

                                   ARTICLE III

                               General Provisions

         3.1      Adjustment Provisions.

                  (a)      In the event of:

                           (i) any stock dividend payable in respect of Common Stock; or

                           (ii) any recapitalization, reclassification, split-up or consolidation of or other change in the Common Stock; or

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                           (iii)  any  exchange  of the  outstanding  shares  of
                  Common Stock in connection with a merger, consolidation or other reorganization of or involving PowerTrader or a sale by PowerTrader of all or a portion of its assets, for a different number or class of shares of stock or other securities of PowerTrader or for shares of the stock or other securities of any other corporation;

then the Board of Directors shall, in such manner as it may determine in its sole discretion, appropriately adjust the number of shares or other securities which shall be subject to Options and the purchase price per share which must be paid thereafter upon exercise of any Option. Any such adjustments made by the Board of Directors shall be final, conclusive and binding upon all persons, including (but not by way of limitation) the Company, the stockholders and directors of PowerTrader, and any persons having any interest in any Options which may be granted under the Plan.

                  (b) Except as provided above in subparagraph (a) of this paragraph 3.1, issuance by PowerTrader of shares of stock of any class or securities convertible into shares of stock of any class shall not affect the Options.

         3.2 Additional Conditions. Any shares of Common Stock issued or transferred under any provision of the Plan may be issued or transferred subject to such conditions, in addition to those specifically provided in the Plan, as the Board of Directors or PowerTrader may impose.

         3.3 No Rights as Stockholder or to Employment. No Grantee or any other person authorized to purchase Common Stock upon exercise of an Option shall have any interest in or stockholder rights with respect to any shares of the Common Stock which are subject to any Option until certificates evidencing the shares have been issued and delivered to the Grantee or any such person upon the exercise of the Option. Furthermore, an Option shall not confer upon any Grantee any rights to employment or any other relationship with the Company, including without limitation any right to continue in the employ of the Company, nor affect the right of the Company to terminate the employment or other relationship of the Grantee with the Company at any time with or without cause.

         3.4 Legal Restrictions. If in the opinion of legal counsel for PowerTrader the issuance or sale of any shares of Common Stock pursuant to the exercise of an Option would not be lawful for any reason, including (but not by way of limitation) the inability or failure of PowerTrader to obtain from any governmental authority or regulatory body the authority deemed necessary by such counsel for such issuance or sale, PowerTrader shall not be obligated to issue or sell any Common Stock pursuant to the exercise of an Option to a Grantee or any other authorized person unless a registration statement that complies with the provisions of the Securities Act of 1933, as amended (the "Act") in respect of such shares is in effect at the time thereof, or other appropriate action has


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been  taken  under  and  pursuant  to the terms and  provisions  of the Act,  or
PowerTrader receives evidence satisfactory to its legal counsel that the issuance and sale of the shares, in the absence of an effective registration statement or other appropriate action, would not constitute a violation of the Act or any applicable state securities law. PowerTrader shall in no event be obligated to register any such shares, to comply with any exemption from registration requirements or to take any other action which may be required in order to permit, or to remedy or remove any prohibition or limitation on, the issuance or sale of such shares to any Grantee or other authorized person.

         3.5 Rights Unaffected. The existence of the Options shall not affect: the right or power of PowerTrader and its stockholders to make adjustments, recapitalizations, reorganizations or other changes in the PowerTrader's capital structure or its business; any issuance of bonds, debentures, preferred or prior preference stocks affecting the Common Stock or the rights thereof; the dissolution or liquidation of PowerTrader, or sale or transfer of any part of its assets or business; or any other corporate act, whether of a similar character or otherwise.

         3.6 Withholding Taxes. As a condition to exercise of an Option, PowerTrader may in its sole discretion withhold or require the Grantee to pay or reimburse PowerTrader for any taxes which PowerTrader determines are required to be withheld in connection with the grant or any exercise of an Option.

         3.7 Choice of Law. The validity, interpretation and administration of the Plan and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Delaware. Without limiting the generality of the foregoing, the period within which any action in connection with the Plan must be commenced shall be governed by the laws of the State of Delaware, without regard to the place where the act or omission complained of took place, the residence of any party to such action or the place where the action may be brought or maintained.

         3.8 Amendment, Suspension and Termination of Plan. The Plan may from time to time be terminated, suspended or amended by the Board of Directors in such respects as it may deem advisable, including any such amendment effected to conform to any change in any law or regulation governing the Plan, or the Options granted hereunder, including (but not by way of limitation) amendments to comply with the reporting and liability provisions of Section 16 of the Securities Exchange Act of 1934.

         3.9 Headings. The headings in this Plan are for convenience only and are not to be used in interpreting the meaning or effect of any provisions hereof.


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         AS APPROVED BY THE BOARD OF DIRECTORS OF POWERTRADER, INC. ON
DECEMBER 10, 1996.


                                      POWERTRADER, INC.




                                      By:/s/ David C. Furlonger
                                         Secretary




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